UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE HANOVER INSURANCE GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The Hanover Insurance Group® P.O. BOX 8016, CARY, NC 27512-9903 The Hanover Insurance Group, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 10, 2022 For Shareholders as of March 14, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials go to: www.proxydocs.com/THG To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials for the annual meeting do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet, and we have chosen to utilize these procedures. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/THG Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 29, 2022.To order paper materials, use one of the following methods. INTERNET www.investorelections.com/THG TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting materials via the Internet or telephone, you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. The Hanover Insurance Group, Inc. Notice of 2022 Annual Meeting Meeting Materials Available: Annual Report, and Notice of Meeting and Proxy Statement Meeting Type: Annual Meeting of Shareholders Date: Tuesday, May 10, 2022 Time: 09:00 a.m. Eastern Time Place: Annual Meeting to be held live via the Internet Please visit www.proxydocs.com/THG for more details, including the Rules of Conduct and Procedures for the meeting. In order to attend the virtual meeting, participate and vote online during the Annual Meeting, you must register in advance at www.proxydocs.com/THG prior to May 6, 2022 at 5:00 p.m. Eastern Time. SEE REVERSE FOR THE PROPOSALS TO BE ACTED ON AT THE MEETING

The Hanover Insurance Group, Inc. 2022 Annual Meeting of Shareholders The Board of Directors recommends a vote FOR each of the director nominees listed in proposal 1 and FOR proposals 2, 3 and 4. PROPOSAL 1. To elect five individuals to the Board of Directors: 1.01 Martin P. Hughes - Two-year term expiring in 2024 1.02 Kevin J. Bradicich - Three-year term expiring in 2025 1.03 Theodore H. Bunting, Jr. - Three-year term expiring in 2025 1.04 Joseph R. Ramrath - Three-year term expiring in 2025 1.05 John C. Roche - Three-year term expiring in 2025 2. To approve The Hanover Insurance Group 2022 Long-Term Incentive Plan. 3. To approve the advisory vote on the Company's executive compensation. 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent, registered public accounting firm for 2022.